UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 22, 2010

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

 500 Kendall Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:
(617) 252-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 22, 2010, Genzyme Corporation issued a press release reporting that it had received a notice from Icahn Partners LP and certain of its affiliates for the nomination of four individuals, Mr. Carl C. Icahn, Dr. Steven Burakoff, Dr. Alexander J. Denner and Dr. Richard Mulligan, to Genzyme Corporation’s Board of Directors at the Company’s 2010 Annual Meeting of Shareholders.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Genzyme Corporation intends to use a white proxy card in its solicitation of proxies for its 2010 Annual Meeting of Shareholders.

Item 9.01 Financial Statements and Exhibits.

The exhibit listed on the Exhibit Index immediately preceding such exhibit is furnished as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION

Dated:	February 22, 2010	By:	/s/ Peter Wirth
Peter Wirth
Executive Vice President, Legal & Corporate
Development; Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Genzyme Corporation’s press release dated February 22, 2010.